Exhibit 10.1

CREDIT SUISSE SECURITIES (USA) LLC CREDIT SUISSE Eleven Madison Avenue New York, NY 10010	WACHOVIA CAPITAL MARKETS, LLC WACHOVIA BANK, NATIONAL ASSOCIATION One Wachovia Center 301 South College Street Charlotte, NC 28288-0737

CONFIDENTIAL
September 29, 2008
JDA Software Group, Inc.
14400 North 87th Street
Scottsdale, Arizona 85260
Attention: Kristen Magnuson
Re: Commitment Letter dated August 10, 2008 (together with the Term Sheet attached thereto, the “Commitment Letter”) addressed to JDA Software Group, Inc. (the “Borrower” or “you”) in connection with $450,000,000 Senior Secured Credit Facilities relating to Project Igloo.
Ladies and Gentlemen:
Reference is made to the Commitment Letter. Capitalized terms used in this letter and not otherwise defined herein are used with the meanings ascribed to them in the Commitment Letter. Credit Suisse, the Wachovia Parties and the Borrower hereby agree as follows:
Section 9 of the Commitment Letter is hereby amended by replacing the second sentence therein with the following:
“Credit Suisse and the Wachovia Parties are herein collectively referred to as the “Commitment Parties”. The Commitment Parties may not assign (by operation of law or otherwise) their respective commitments, duties or obligations hereunder without the prior written consent of each other Commitment Party, and any attempted assignment without such consent shall be null and void; provided that (i) any assignment to one or more prospective Lenders with the consent of each other Commitment Party, shall release such assigning Commitment Party from the portion of its commitment hereunder so assigned, (ii) any and all obligations of, and services to be provided by, a Commitment Party hereunder (including, without limitation, such Commitment Party’s commitment) may be performed and any and all rights of such Commitment Party hereunder may be exercised by or through (x) any entity that is an affiliate of such Commitment Party on the date hereof or (y) any branches of such Commitment Party, (iii) nothing contained herein shall prevent or prohibit any Commitment Party from pledging its rights hereunder to a collateral agent or other counterparty providing credit or credit support to such Commitment Party in support of its obligations to such collateral agent or a holder of such obligations, as the case may be (it being understood and agreed that no pledge pursuant to this clause (iii) shall release such Commitment Party from any of its obligations hereunder) and (iv) nothing contained herein shall prevent or prohibit any Commitment Party from making assignments of its respective Commitment to actual or potential Lenders as part of the general syndication of the Facilities.”
Project Igloo- Commitment Letter Amendment

The last paragraph in Annex I to Exhibit A to the Commitment Letter is hereby amended by replacing therein “the Term Facility will be issued at a 3% original discount” with “an upfront fee of 3% of the Term Facility will be payable to the lenders under the Term Facility”.
Paragraph 6 of Exhibit B to the Commitment Letter is hereby amended by replacing therein “$136,300,000” with “$130,000,000”.
For all purposes of the Commitment Letter, the term “Fee Letter” shall mean and refer to collectively (a) the fee letter dated August 10, 2008 with respect to the Facilities among CS, CS Securities, Wachovia Bank and Wachovia Securities, as amended as of the date hereof, and (b) the administrative agent’s fee letter dated August 10, 2008 between Credit Suisse and you.
On and after the effectiveness of this letter, each reference in the Commitment Letter to “this Commitment Letter”, “this letter’, “hereunder”, “hereof” or words of like import referring to the Commitment Letter, and each reference in the Fee Letter or elsewhere to “the Commitment Letter”, “thereunder”, “thereof” or words of like import referring to the Commitment Letter, shall mean and be a reference to the Commitment Letter, as amended by this letter.
The Commitment Letter, as specifically amended by this letter, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this letter shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Credit Suisse or the Wachovia Parties under the Commitment Letter or the Fee Letter.
This letter is subject to the provisions contained in sections 12 (Confidentiality) and 13 (Surviving Provisions) of the Commitment Letter.
This letter may be executed in counterparts which, taken together, shall constitute an original. Delivery of an executed counterpart of this letter by facsimile or other electronic transmission (i.e. “pdf” or “tiff”) shall be effective as delivery of a manually executed counterpart thereof.
The Commitment Letter, as amended hereby, and the Fee Letter supersede all prior understandings, whether written or oral, between us with respect to the Facilities. THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY OR ON BEHALF OF ANY PARTY RELATED TO OR ARISING OUT OF THIS LETTER OR THE PERFORMANCE OF SERVICES HEREUNDER OR THEREUNDER.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]
Project Igloo- Commitment Letter Amendment

Very truly yours, CREDIT SUISSE SECURITIES (USA) LLC
By
Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH
By
Name:
Title:

By
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION
By
Name:
Title:

WACHOVIA CAPITAL MARKETS, LLC
By
Name:
Title:

Project Igloo- Commitment Letter Amendment

Accepted and agreed to as of
the date first above written:
JDA SOFTWARE GROUP, INC.

By
Name:
Title:

Project Igloo- Commitment Letter Amendment